UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 13, 2020

MAXIM INTEGRATED PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-34192	94-2896096
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

160 Rio Robles, San Jose, California 95134

(Address of principal executive offices, including zip code)

(408) 601-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock $0.001 Par Value	MXIM	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On July 13, 2020, Maxim Integrated Products, Inc. (the “Company”) issued a press release announcing its preliminary net revenue results for its fourth quarter of fiscal 2020 ended June 27, 2020. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the press release attached as Exhibit 99.1 hereto, is furnished, and shall not be deemed to be filed, with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated July 13, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXIM INTEGRATED PRODUCTS, INC.

By:	/s/ Mark Casper
Name:	Mark Casper
Title:	Vice President and General Counsel
Dated:	July 13, 2020